                                                                    EXHIBIT 99.5
================================================================================

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                            WASHINGTON, D.C. 20429

                          ===========================


                                   FORM 10-Q

              QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1998 - FDIC CERTIFICATE NUMBER:
                                     10538

                ==============================================

                        CAPE COD BANK AND TRUST COMPANY
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

      MASSACHUSETTS                                     04-1465780
      -------------                                     ----------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

307 MAIN STREET, HYANNIS, MASSACHUSETTS                   02601
---------------------------------------                   -----
(Address of principal executive office)                 (Zip Code)

(Registrant's telephone #, incl. area code): 508-394-1300
                                             ------------
                      ==================================

          Securities registered pursuant to Section 12(b) of the Act:

Title of each class                   Name of each exchange on which registered
-------------------                   -----------------------------------------

NONE
----

                      ==================================

          Securities registered pursuant to Section 12(g) of the Act:

Title of class                        Name of each exchange on which registered
--------------                        -----------------------------------------

COMMON CAPITAL STOCK     NASDAQ NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
--------------------     ------------------------------------------------------

                      ==================================

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [_] No

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                 PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

        Indicate by check mark whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. [_] Yes [_] No

                  (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

        Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date. THERE WERE 9,061,064
                                                            --------------------
SHARES OF COMMON STOCK AS OF NOVEMBER 5, 1998.
---------------------------------------------

                                       1.

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

SECTION        DESCRIPTION                                                              PAGE NO.
-------        -----------                                                              -------
PART I         FINANCIAL INFORMATION

Item 1.        Financial Statements

               Consolidated Statements of Financial Condition
                      September 30, 1998 (Unaudited) and December 31, 1997                  3

               Consolidated Statements of Income
                      Nine Months Ended September 30, 1998 and 1997 (Unaudited)             4
                      Three Months Ended September 30, 1998 and 1997 (Unaudited)

               Consolidated Statements of Cash Flows
                      Nine Months Ended September 30, 1998 and 1997 (Unaudited)             5

Item 2.        Management's Discussion and Analysis of Financial Condition                  6-8
                      and Results of Operations

PART II        OTHER INFORMATION                                                            9

SIGNATURES                                                                                 10

                                       2.

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CONDITION
                    SEPTEMBER 30, 1998 AND DECEMBER 31, 1997
                CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES


                                                          September 30,        December 31,
                                                              1998                1997
                                                           (Dollar amounts in thousands)
ASSETS
Cash and due from banks                                   $     28,514          $   34,213
                                                          ------------          ----------
          Total cash and cash equivalents                       28,514              34,213
                                                          ------------          ----------
Investment securities
    U.S. Government agencies                                    18,373              75,528
    State and municipal obligations                             16,963              16,323
    Other bonds, notes and debentures                          511,192             282,841
    Corporate stock                                             18,841              16,804
                                                          ------------          ----------
          Total investment securities                          565,369             391,496
                                                          ------------          ----------
Loans
    Commercial loans                                            61,170              72,162
    Construction mortgage loans                                 48,831              34,798
    Commercial mortgage loans                                  209,742             198,944
    Industrial revenue bonds                                     1,573               1,883
    Residential mortgage loans                                 256,254             207,665
    Consumer loans                                              12,366              16,391
                                                          ------------          ----------
          Total loans                                          578,936             531,843
          Less: Reserve for possible loan losses               (11,111)            (10,962)
                                                          ------------          ----------
          Net loans                                            589,825             520,881
    Bank premises and equipment                                 12,462              12,305
    Other assets                                                15,960              15,000
                                                          ------------          ----------
          Total assets                                    $  1,201,130          $  973,895
                                                          ============          ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Demand deposits                                           $    139,663          $  147,495
NOW account deposits                                            54,265             103,755
Money market account deposits                                  150,397             149,097
Other savings deposits                                         247,428             158,197
Certificates of deposits of $100,000 or more                    30,035              26,453
Other time deposits                                            118,270             124,263
                                                          ------------          ----------
          Total deposits                                       740,058             709,260
Borrowing from the Federal Home Loan Bank                      326,689             171,295
Other short-term borrowings                                     19,882              11,662
Other liabilities                                               31,760               6,042
                                                          ------------          ----------
          Total liabilities                                  1,118,389             898,259
                                                          ------------          ----------
Commitments
Stockholders' equity
    Common stock, $2.50 par value
          Authorized: 12,000,000 shares
          Outstanding: 9,061,064 shares                         22,653              11,326
    Surplus                                                     13,903              25,230
    Undivided profits                                           44,433              38,677
    Unrealized gain on securities available for sale             1,752                 403
                                                          ------------          ----------

Total stockholders' equity                                      82,741              75,636
                                                          ------------          ----------
Total liabilities and stockholders' equity                $  1,201,130          $  973,895
                                                          ============          ==========

                                       3.

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------

                       CONSOLIDATED STATEMENTS OF INCOME
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES

                                                                   Three Months Ended      Nine Months Ended
                                                                      September 30,          September 30,
                                                                     1998        1997        1998        1997
                                                                     ----        ----        ----        ----
INTEREST INCOME
    Interest and fees on loans                                     $12,485     $11,305     $36,502     $32,869
    Interest and dividends on securities
        U.S. Government agencies                                     4,357       4,588      10,069      11,884
        State and municipal obligations                                 57         476         620       1,248
        Other bonds, notes and debentures                            2,209       1,001       5,877       2,734
        Corporate stock                                                391         370       1,201       1,066
                                                                   -------     -------     -------     -------
Total interest income                                               19,499      17,740      54,269      49,801
                                                                   -------     -------     -------     -------

INTEREST EXPENSE
    Interest on certificates of deposit of $100,000 or more            386         327       1,125         831
    Interest on other deposits                                       4,513       5,276      13,857      14,923
    Interest on short-term borrowings                                4,991       2,418      11,254       6,738
                                                                   -------     -------     -------     -------
Total interest expense                                               9,890       8,021      26,236      22,492
                                                                   -------     -------     -------     -------
Net interest income                                                  9,609       9,719      28,033      27,309
Provision for loan losses                                               --          --          --          --
                                                                   -------     -------     -------     -------
Net interest income after provision for loan losses                  9,609       9,719      28,033      27,309
                                                                   -------     -------     -------     -------

NON-INTEREST INCOME
    Trust and Investment division fees                               1,289       1,073       3,848       3,324
    Credit card merchant fees                                        1,681       1,494       2,952       2,611
    Service charges on deposit accounts                              1,129       1,082       3,168       3,134
    Settlement from software provider                                   --          --          --          --
    Gain (loss) on sale or writedown of investment                      89          87         320         312
securities
    Other                                                              895         494       2,085       3,760
                                                                   -------     -------     -------     -------
Total non-interest income                                            5,083       4,230      12,373      13,141
                                                                   -------     -------     -------     -------

NON-INTEREST EXPENSE
    Salaries and wages                                               2,948       3,061       8,292       8,804
    Employee benefits                                                1,125         964       3,299       3,349
    Occupancy expense                                                  518         589       1,647       1,629
    Equipment rental and expense                                       498         529       1,476       1,543
    Credit card processing expense                                   1,369       1,208       2,607       2,312
    Other                                                            2,638       2,547       8,056       7,236
                                                                  --------     -------     -------     -------
Total non-interest expense                                           9,096       8,898      25,377      24,873
                                                                  --------     -------     -------     -------
Income before income taxes                                           5,596       5,051      15,029      15,577
Provision for income taxes                                           2,212       2,015       5,921       6,075
                                                                  --------     -------     -------     -------
Net income                                                        $  3,384     $ 3,036     $ 9,108     $ 9,502
                                                                  ========     =======     =======     =======

Average shares outstanding                                       9,061,064   9,061,064   9,061,064   9,061,064

Primary earnings (loss) per share                                 $    .38     $   .34     $  1.01     $  1.05

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES


                                                                            1998               1997
                                                                            ----               ----
CASH PROVIDED (USED) BY OPERATING ACTIVITIES
        Net income                                                      $      9,108       $     6,996
        Adjustments to reconcile net income to net cash:
        Provision for loan losses                                                 --                --
        Depreciation and amortization                                          1,666             1,220
        Net (gain) loss on sale or writedown of securities                      (320)              (45)
        Net increase (decrease) in taxes payable                                (314)            1,710
        Other, net                                                            10,491             4,458
                                                                        ------------       -----------
Net cash provided (used) by operating activities                              20,631            14,339
                                                                        ------------       -----------

CASH PROVIDED (USED) BY INVESTING ACTIVITIES
        Net (increase) decrease in loans                                    (109,175)          (32,219)
        Proceeds from sale of loans                                           61,685            10,430
        Disposition of property from defaulted loans                             588               545
        Maturities of securities                                             325,218                --
        Purchase of available for sale securities                         (1,197,689)         (446,343)
        Sale of available for sale securities                                703,949           326,861
        Purchase of premises and equipment                                    (1,965)           (4,797)
                                                                        ------------       -----------
Net cash provided (used) by investing activities                            (217,389)         (145,523)
                                                                        ------------       -----------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES
        Net increase (decrease) in deposits                                   30,798            85,397
        Net increase in borrowings from the Federal Home Loan Bank           155,394            35,419
        Net increase (decrease) in other short-term borrowings                 8,220             5,737
        Cash dividends paid on common stock                                   (3,353)           (2,401)
                                                                        ------------       -----------
Net cash provided (used) by financing activities                             191,059           124,152
                                                                        ------------       -----------


Net increase (decrease) in cash and cash equivalents                          (5,699)           (7,032)
                                                                        ------------       -----------

Cash and cash equivalents at beginning of year                                34,213            35,527
                                                                        ------------       -----------

Cash and cash equivalents at end of quarter                             $     28,514       $    28,495
                                                                        ============       ===========

Cash equivalents include amounts due from banks and federal funds

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
Cash paid for:
        Interest                                                         $    25,467        $   22,246
        Income taxes                                                           6,976             7,099

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


        Earnings for the third quarter were $.38 compared to $.34 a year ago, an 11.8% increase. Another excellent summer season contributed strongly to the results which were hampered by declining interest rate spread. Increased non interest income combined with a reduction in non interest expense, coupled with volume increases in loans and deposits, were responsible for the earnings growth.

        Earnings for the 1st nine months were $1.01 compared to last year's $1.05 adjusted for the 100% stock dividend. Last year's earnings included a $.12 per share settlement from a software provider.

        Deposits and loans grew 2% and 14%, respectively, over a year ago. Low cost deposits continued to grow at an excellent rate of 9%.

        Residential mortgage growth also continued as the Bank increased its market share of loan origination on Cape Cod. We also continued to expand our borrowings and invested the proceeds to support earnings. Approximately $100,000,000 are being used to support commercial fixed rate loans with the balance being invested in short term, triple A rated securities.

        Capital at quarter end was $82,741,534 and is currently 6.9% of total assets. The loan loss reserve was $11,111,081 or 1.88% of loans, still well above industry average.

        The Board of Directors has approved the formation of a bank holding company under the belief that it will provide more flexibility for meeting the future financial needs of CCB&T and our customers, as well as meeting the competitive conditions that exist in the financial service market. Further information has or will be forwarded to our stockholders in advance of the special stockholders' meeting scheduled for December 4, 1998 to approve this action.

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
____________________________________________________________________________


                         CAPE COD BANK & TRUST COMPANY
                  COMPARATIVE BALANCE SHEET, RATES AND SPREAD
                              SEPTEMBER 30, 1997

                                     ------------ACTUAL-----------      ---------BUDGET------------     --------VARIANCE------------
                                       AVERAGE             AVERAGE      AVERAGE             AVERAGE     AVERAGE              AVERAGE
                                        Y-T-D      Y-T-D    Y-T-D        Y-T-D     Y-T-D     Y-T-D       Y-T-D    Y-T-D       Y-T-D
                                       BALANCE   INTEREST   YIELD       BALANCE   INTEREST   YIELD      BALANCE  INTEREST     YIELD
                                     ---------   --------  -------      -------   --------  -------     -------  --------    -------
EARNINGS ASSETS
---------------
Securities
 U.S. Government CMO                   109,594,680  5,560,014   6.79%  60,000,000  2,700,000  6.00%   49,594,680   2,850,014   0.79%
 U.S. Government Agencies               66,758,686  3,153,373   6.32%  75,000,000  3,141,367  5.60%   (8,241,314)     12,006   0.72%
 Other CMO's                            59,591,142  2,723,074   6.11%  25,000,000  1,125,000  6.00%   34,591,142   1,598,074   0.11%
 State and Municipal Agencies           17,172,288    568,205   5.86%  20,000,000    613,315  5.42%   (2,827,712)    (45,110)  0.43%
 COB&T Securities                       50,411,528  2,476,732   6.61%  49,966,750  2,248,461  6.00%      445,778     228,271   0.61%
 Other Securities                       57,007,997  2,460,589   5.76% 10?,934,778  4,774,365  5.79%  (52,926,781) (2,313,776) -0.03%
                                       ----------- ----------         ----------- ----------         -----------  ---------- ------
  Total Investments                    360,536,321 16,931,987   6.39% 339,900,528 14,602,508  5.81%   20,635,793   2,329,479   2.63%

 Residential R.E. Loans                156,284,426  9,332,0??   8.01% 134,611,111  8,404,984  8.33%   20,673,315     927,101  -0.32%
 Commercial R.E. Loans                 195,652,546 13,999,120   9.53% 193,455,586 13,746,878  9.50%    2,196,990     252,242   0.03%
 Commercial Loans                       76,727,447  5,666,339  10.02%  72,116,667  5,126,252  9.50%    4,610,780     529,087   0.52%
 Commercial R.E. Mg. - Construction     10,739,139    803,276  10.00%   7,423,611    500,564  9.02%    3,315,528     302,712   0.98%
 Residential Mortgages - Construction   10,993,279    560,825   6.70%   7,423,611    500,564  9.02%
 Non-Rated IRB                           2,509,689    132,375  10.06%   2,991,944    179,033 11.40%     (482,256)    (46,658) -1.35%
 Commercial Paper                                0          0   0.00%     833,333     34,716  5.45%     (833,333)    (34,716) -5.45%
 Consumer Loans                         18,449,753  1,379,996   9.85%  19,049,051  1,339,757  9.40%     (599,298)     40,239   0.45%
 MasterCard                             10,989,812  1,015,984  12.36%  12,351,261  1,154,870 12.50%   (1,391,449)   (138,886) -0.14%
                                       ----------- ----------         ----------- ----------         -----------  ---------- ------
  Total Loans                          481,316,091 32,869,000   9.11% 450,256,145 30,987,618  9.22%   27,490,278   1,831,121  -5.28%

 Total Earning Assets                  841,852,412 49,800,987   7.93% 790,156,673 45,590,126  7.75%   51,895,739   4,210,861   0.18%
 Total Non-Earning Assets               53,764,247                     35,656,328                     18,107,919           0   0.00%
                                       ----------- ----------         ----------- ----------         -----------  ---------- ------

   TOTAL ASSETS                        895,616,659 49,800,987   7.45% 825,813,001 45,590,126  7.42%   69,803,658   4,210,861   0.03%
                                       =========== ----------         =========== ----------         ===========  ========== ======

INTEREST BEARING LIABILITIES
----------------------------
 NOW Accounts                           97,890,168  1,406,941   1.92%  92,583,333  1,399,182  2.02%    5,306,835       7,759  -0.10%
 Regular Savings                        64,536,647  1,536,541   3.18%  61,100,000  1,486,499  3.25%    3,436,647      51,042  -0.07%
 The Cape Codder Account                89,629,468  2,932,751   4.37% 102,500,000  3,412,175  4.45%  (12,870,532)   (479,424) -0.08%
 Money Market Account                  146,689,238  4,278,402   3.93% 148,500,000  4,442,247  4.00%   (2,810,762)   (163,845) -0.07%
 Other Time Deposits                   136,??3,629  5,599,627   5.48% 127,226,504  5,332,904  5.60%    9,467,125     266,723  -0.12%
                                       ----------- ----------         ----------- ----------         -----------  ---------- ------
   Total Interest-bearing Deposits     534,439,150 15,754,262   3.94% 531,909,837 16,072,007  4.04%    2,529,313    (317,745) -0.44%

Borrowings
 FHLB Borrowings                       146,030,120  6,401,280   5.86%  86,222,222  3,764,566  5.84%   59,807,898   2,636,714   0.02%
 Other Borrowings                        9,800,760    336,247   4.59%  11,000,000    373,226  4.54%   (1,199,240)    (36,979)  0.05%
                                       ----------- ----------         ----------- ----------         -----------  ---------- ------
   Total Borrowings                    155,830,880  6,737,527   5.78%  97,222,222  4,137,792  5.69%   58,608,658   2,599,735   0.07%

 Total Deposits and Borrowings         690,270,030 22,491,789   3.58% 629,132,069 20,209,799  3.42%   61,137,971   2,281,990   0.1?%

 DDA Balances                          131,828,141                    124,277,778                      7,560,363           0   0.00%
 Other Liabilities                       3,625,015                      4,514,104                       (889,089)          0   0.00%
 Shareholder's Equity                   69,893,473                     67,889,060                      2,004,413           0   0.00%
                                       -----------                    -----------                    -----------  ---------- ------
   TOTAL LIABILITIES AND
    SHAREHOLDER'S EQUITY               895,616,659 22,491,789   3.36% 825,813,001 20,209,799  3.27%   69,803,658   2,281,990   0.09%
                                       =========== ----------  -----  =========== ---------- -----   ===========  ========== ======
 Net Interest Income:                              27,309,198                     25,380,327                       1,928,871
                                                   ==========                     ==========                      ==========
    As a % of Total Earning Assets                              4.36%                         4.33%                            0.02%
                                                               =====                         =====                           ======
                                                               =====                         =====                           ======
    As a % of Total Assets                                      4.09%                         4.15%
                                                               =====                         =====

 Average Equity to Average Assets                               7.80%                         8.22%                           -0.42%
                                                               =====                         =====                           ======

 Average Loans/Average Deposit                                 72.24%                        68.62%                            3.62%
                                                               =====                         =====                           ======

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
================================================================================



                         CAPE COD BANK & TRUST COMPANY
                  COMPARATIVE BALANCE SHEET, RATES AND SPREAD
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                                             ----------1998 ACTUAL--------      ---------1998 BUDGET--------      1997
($000 THOUSANDS)                                 AVE.                 AVE.         AVE.                AVE.        AVE.
                                                Y-T-D      Y-T-D     Y-T-D        Y-T-D     Y-T-D     Y-T-D        Y-T-D
                                               BALANCE    INTEREST   YIELD       BALANCE   INTEREST   YIELD       BALANCE
                                             ----------- ---------- -------     --------- ---------- -------     ---------
EARNING ASSETS
--------------
Securities
 Mortgage-Backed Securities                   $   22,867    $   948   5.55%      $      0    $     0   0.00%      $      0
 U.S. Government-CMO                             134,443      5,651   5.62%        62,222      2,917   6.25%       109,595
 U.S. Government Agencies                         42,526      1,764   5.53%        75,000      3,282   5.85%        66,769
 Other CMO's                                      48,330      2,021   5.58%        25,833      1,211   6.25%        59,591
 State & Municipal Agencies                       17,495        577   5.80%        19,889        610   5.42%        17,172
 CCB&T Securities                                 72,112      3,047   5.67%        49,966      2,342   6.25%        50,411
 Other Securities                                 89,530      3,759   5.60%       119,417      5,440   6.07%        57,008
                                              ----------    -------  ------      --------    -------  ------      --------
  Total Investments                              427,303     17,767   5.62%       352,327     15,802   6.06%       360,536

 Residential R.E. Loans                          236,642     12,941   7.29%       230,250     14,437   8.36%       155,284
 Commercial R.E. Loans                           206,832     14,694   9.50%       203,242     14,218   9.35%       195,653
 Commercial Loans                                 73,932      5,482   9.91%        73,321      5,348   9.75%        75,219
 Commercial R.E. Mtg. - Constr.                   11,404        788   9.24%        11,239        799   9.51%        10,739
 Residential Mortgages - Constr.                  32,037      1,497   6.25%        18,761      1,087   7.75%        10,993
 Non-Rated IRB                                     1,730        106  11.86%         1,759        108  11.75%         2,510
 Commercial Paper                                      0          0   0.00%             0          0   0.00%             0
 Consumer Loans                                   13,710        992   9.69%        15,000      1,122  10.00%        18,450
 MasterCard                                            0          0   0.00%             0          0   0.00%        10,960
 Overdrafts                                        1,372          0   0.00%             0          0   0.00%         1,508
                                              ----------    -------  ------      --------    -------  ------      --------
  Total Loans                                    577,659     36,502   8.45%       553,572     37,119   8.97%       481,316

 Total Earning Assets                          1,004,962     54,269   7.25%       905,899     52,921   7.64%       341,652
 Total Non-Earning Assets                         46,296                           41,400                           53,765
                                              ----------    -------  ------      --------    -------  ------      --------

   TOTAL ASSETS                               $1,051,258    $54,269   6.92%      $947,299    $52,921   7.49%      $895,617
                                              ==========    =======  ======      ========    =======  ======      ========

INTEREST BEARING LIABILITIES
----------------------------
 NOW Accounts                                 $  104,447    $ 1,035   1.32%      $107,111    $ 1,619   2.02%      $ 97,890
 Regular Savings                                  67,701      1,210   2.39%        71,611      1,607   3.00%        64,537
 The Cape Codder Account                          93,074      2,812   4.04%        91,000      3,028   4.45%        89,629
 Money Market Account                            146,345      3,874   3.54%       145,333      4,348   4.00%       145,689
 Other Time Deposits                             149,799      6,051   5.40%       155,667      6,535   5.61%       136,694
                                              ----------    -------  ------      --------    -------  ------      --------
   Total Interest-bearing Deposits               561,366     14,982   3.57%       570,722     17,137   4.01%       534,439

Borrowings
 FHLB Borrowing                                  244,820     10,780   5.89%       142,644      6,353   5.95%       146,030
 Other Borrowings                                 13,524        474   4.69%        11,444        406   4.74%         9,801
                                              ----------    -------  ------      --------    -------  ------      --------
   Total Borrowings                              258,344     11,254   5.82%       154,088      6,759   5.86%       155,831

 Total Deposits and Borrowings                   619,710     26,236   3.49%       724,810     23,896   3.53%       690,270

 DDA Balances                                    146,980                          138,444                          131,828
 Other Liabilities                                 6,281                            6,000                            3,626
 Shareholder's Equity                             78,287                           78,045                           69,893
                                              ----------                         --------                         --------
  TOTAL LIABILITIES AND
   SHAREHOLDER'S EQUITY                       $1,051,258     26,236   3.34%      $947,299     23,896   3.37%      $895,617
                                              ==========    -------  ------      ========    -------  ------      ========

Net Interest Income:                                        $28,033                          $29,025
                                                            =======                          =======
     As a % of Total Earning Assets                 3.76%                            4.31%                            4.35%
                                              ==========                         ========                         ========
     As a % of Total Assets                         3.58%                            4.12%                            4.09%
                                              ==========                         ========                         ========
Average Equity to Average Assets                    7.45%                            8.24%                            7.80%
                                              ==========                         ========                         ========
Average Loans/Average Deposit                      81.55%                           78.06%                           72.24%
                                              ==========                         ========                         ========

Book Value                                    $     9.14                         $   9.01                         $   8.05
Market Price                                  $    17.26                         $   0.00                         $  17.13
Annual Dividend Rate                          $     0.52                         $   0.52                         $   0.42
Dividend Yield                                      3.01%                            0.00%                            2.45%

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------

PART II . OTHER INFORMATION

Item 1.   Legal Proceedings.

          The Bank is not involved in any material pending legal proceedings.

Item 2.   Changes in Securities.

          There have been no changes in securities of the Bank during the period covered by this report.

Item 3.   Defaults upon Senior Securities.

          There have been no defaults upon senior securities.

Item 4.   Submission of Matters to a Vote of Security Holders.

          No matters were submitted to security holders during the period covered by this report.

Item 5.   Other Information.

          There is nothing to report under this item.

Item 6.   Exhibits and Reports on form 8-K.

          (A)  Exhibits

               None.

          (B)  Reports on Form 8-K.

               No report on Form 8-K has been filed during the period covered by this report.

Cape Cod Bank and Trust Company
Form 10-Q
September 30, 1998
--------------------------------------------------------------------------------


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Cape Cod Bank and Trust Company
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Noal D. Reid
                         _______________________________________________________
                           Noal D. Reid, Chief Financial Officer and Treasurer

Date November 10, 1998
    ____________________________________________________________________________


By (Signature and Title)* /s/ Daniel G. Barrie
                         _______________________________________________________
                           Daniel G. Barrie, Controller and Assistant Treasurer

Date November 10, 1998
    ____________________________________________________________________________